Loomis Sayles Global Bond Fund

(the “Fund”)

Supplement dated July 1, 2013 to the Loomis Sayles Funds Statement of Additional Information (the “SAI”) dated February 1, 2013, as may be revised or supplemented from time to time.

Effective July 1, 2013, Loomis, Sayles & Company, L.P. has added two breakpoints in the Fund’s advisory fee at 0.45% for average daily net assets between $5 billion and $10 billion and at 0.40% for average daily net assets greater than $10 billion. Accordingly, the first table in the sub-section “Advisory Agreements” within the section “Investment Advisory and Other Services” is revised as follows with regard to the Fund:

Fund	Rate
Loomis Sayles Global Bond Fund	0.60%	of the first $1 billion
	0.50%	of the next $1 billion
	0.48%	of the next $3 billion
	0.45%	of the next $5 billion
	0.40%	thereafter